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                                                                   Exhibit 10.29

                         SECOND MARCH 2000 AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS AMENDMENT, dated as of the 24th day of March, 2000, among MOVADO GROUP, INC., a New York corporation (the "Borrower"); each of the Lenders which is a signatory to the Credit Agreement referred to below; THE CHASE MANHATTAN BANK, as Agent, as Swingline Bank and as Issuing Bank; and FLEET BANK, N.A., as Co-Agent.

                              Preliminary Statement

                  A. Reference is made to the Amended and Restated Credit Agreement dated as of July 23, 1997 (the "Original Credit Agreement") among the Borrower, the Lenders signatory thereto, The Chase Manhattan Bank, as Agent, as Swingline Bank and as Issuing Bank, and Fleet Bank, N.A., as Co-Agent. The Original Credit Agreement was amended by an Amendment dated as of August 5, 1997 and by a June 1998 Amendment dated as of June 10, 1998 and by a November 1998 Amendment and Waiver dated as of November 17, 1998 and by a February 1999 Amendment and Waiver dated as of February 19, 1999 and by a March 2000 Amendment dated March 17, 2000. The Original Credit Agreement, as so amended, will be called herein the "Credit Agreement". All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Credit Agreement.

                  B. The Borrower has requested that a certain provision of the Credit Agreement be amended.


                  NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1.        PARTICULAR AMENDMENT

                  Section 1.1. Capital Expenditures. Section 9.05 of the Credit Agreement is hereby amended to read as follows:

                           "The Borrower shall not permit Consolidated Capital Expenditures to exceed $10,000,000 during any fiscal year (on a noncumulative basis), except that with respect to the fiscal year ending January 31, 1999 Consolidated Capital Expenditures shall not exceed $12,500,000 and with respect to the fiscal year ending January 31, 2000 Consolidated Capital Expenditures shall not exceed $10,500,000; nor shall the Borrower permit Consolidated Capital Expenditures to exceed $30,000,000 during the period from the Closing Date to the Maturity Date."


ARTICLE 2.        MATTERS GENERALLY

                  Section 2.1. Fee. Contemporaneously with the execution and delivery of this Agreement, the Borrower shall pay a fee to such of the Lenders as execute and deliver this Amendment on or before Friday, March 24, 2000, in the amount of $1,000 each.

                  Section 2.2. Representations and Warranties. The Borrower hereby represents and warrants that:



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                           (a) All the representations and warranties set forth
                  in the Credit Agreement are true and complete on and as of the date hereof (with the same effect as though made on and as of such date).

                           (b) No Default or Event of Default exists.

                           (c) The Borrower has no offset or defense with
                  respect to any of its obligations under the Credit Agreement or any of the Notes or any other Facility Document, and no claim or counterclaim against any Lender, the Swingline Bank, the Issuing Bank, the Agent or the Co-Agent whatsoever (any such offset, defense, claim or counterclaim as may now exist being hereby irrevocably waived by the Borrower).

                           (d) This Amendment has been duly authorized, executed
                  and delivered by the Borrower.

                  Section 2.3. Guarantor Consent. The Guarantors shall execute this Amendment in the space provided below to indicate their consent to the terms of this Amendment.

                  Section 2.4. Expenses. The Borrower shall pay all reasonable expenses incurred by the Agent in connection with this Amendment, including (without limitation) the fees and disbursements of counsel for the Agent.

                  Section 2.5. Continuing Effect. Except as otherwise expressly provided in this Amendment, all the terms and conditions of the Credit Agreement shall continue in full force and effect. All the Facility Documents also shall continue in full force and effect.

                  Section 2.6. Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to an amendment of the Credit Agreement pertaining to the subject matter hereof, and it supersedes and replaces all prior and contemporaneous agreements, discussions and understandings (whether written or oral) with respect to such amendment.

                  Section 2.7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  Section 2.8. Effectiveness. This Amendment shall not become effective unless and until it shall have been executed and delivered by the Borrower, the Agent and the Required Lenders (which execution and delivery may be evidenced by telecopies).

                           IN WITNESS WHEREOF, the parties hereto have executed
this Amendment as of the day and year first above written.

                                        MOVADO GROUP, INC.


                                        By:/s/Kenneth J. Adams
                                            Name (Print): Kenneth J. Adams
                                            Title: Sr.VP/CFO

                                        THE CHASE MANHATTAN BANK, as Agent,
                                        as Lender, as Swingline Bank and
                                        as Issuing Bank

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                                        By: /s/ Leonard Noll
                                            Name (Print):Leonard Noll
                                            Title:VP

                                        FLEET BANK, N.A., as Co-Agent and as
                                             Lender


                                        By: /s/ Christian J. Covello
                                            Name (Print):Christian J. Covello
                                            Title:Vice President

                                        HSBC BANK USA


                                        By: /s/ Gregory
                                            Name (Print):
                                            Title:

                                        THE BANK OF NEW YORK


                                        By:
                                        Name (Print):
                                        Title:

                                        CREDIT SUISSE FIRST BOSTON


                                        By:
                                        Name (Print):
                                        Title:


                                        By:
                                        Name (Print):
                                        Title:
CONSENTED TO:

SWISSAM INC., as Guarantor

By:  /s/ Howard Regenbogen
     Name (Print):Howard Regenbogen
     Title:Treasurer

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NAW CORPORATION, as Guarantor

By:  /s/Robert Gilsenan
     Name (Print):Robert Gilsenan
     Title:President

NAWC CORUM CORPORATION, as Guarantor

By:  /s/Robert Gilsenan
     Name (Print):Robert Gilsenan
     Title:President

MOVADO CORPORATION, as Guarantor

By:  /s/Robert Gilsenan
     Name (Print):Robert Gilsenan
     Title:President

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